Exhibit 10.12

AMENDMENT NO. 1 TO AMENDED AND
RESTATED RECEIVABLES PURCHASE AGREEMENT

This Amendment No. 1 to Amended and Restated Receivables Purchase Agreement, dated as of August 15, 2007 (this “Amendment”), is by and among Manitowoc Funding, LLC, as Seller, The Manitowoc Company, Inc., as Servicer, Hannover Funding Company LLC, as Purchaser, and Norddeutsche Landesbank Girozentrale, as Agent.

BACKGROUND

1.              The parties hereto are parties to that certain Amended and Restated Receivables
Purchase Agreement, dated as of December 21, 2006 (the “Agreement”).

2.         The parties hereto desire to amend the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

SECTION 1. Definitions. Capitalized terms defined in the Agreement and used but not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

SECTION 2. Amendment. Clause (i) of the definition of Purchase Limit in Exhibit I to the Agreement is hereby amended by replacing “ninety million dollars ($90,000,000)” with “one hundred five million dollars ($105,000,000)”.

SECTION 3. Miscellaneous. The Agreement, as amended hereby, remains in full force and effect. This Amendment will become effective upon the Agent’s receipt of (a) signature pages to this Amendment, signed by the parties hereto, and (b) legal opinions from counsel to the Seller and the Servicer, in form and substance reasonably satisfactory to the Agent, with respect to the authorization, execution and delivery of this Amendment and the enforceability of the Agreement as amended by this Amendment. Any reference to the Agreement from and after the date hereof shall be deemed to refer to the Agreement as amended hereby, unless otherwise expressly stated. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which then taken together shall constitute one and the same Amendment. This Amendment may be executed by facsimile. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (including Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York, but without regard to any other conflict of laws provisions thereof) and the obligations, rights and remedies of the parties under this Amendment shall be determined in accordance with such laws.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, as of the date first above written.

MANITOWOC FUNDING, LLC,
as Seller

By:	/s/ Dean J. Nolden
Name:	Dean J. Nolden
Title:	VP

THE MANITOWOC COMPANY, INC.,
as Servicer

By:	/s/ Dean J. Nolden
Name:	Dean J. Nolden
Title:	VP Finance

NORDDEUTSCHE LANDESBANK
GIROZENTRALE, as Agent

By:	/s/ Edward M. Weber
Name:	Edward M. Weber
Title:	Vice President

By:	/s/ Heruy Dawit
Name:	Heruy Dawit
Title:	Assistant Vice President

HANNOVER FUNDING COMPANY LLC,
as Purchaser

By:	/s/ David DeAngelis
Name:	David DeAngelis
Title:	Vice President